WESTBANK
                               CORPORATION






                                 Notice of
                              Annual Meeting
                              of Shareholders
                              April 16, 1997
                                    and
                              Proxy Statement















                     Your Vote is Important
You are urged to exercise your right to vote by indicating your choices on the enclosed proxy card.  Please date, sign and promptly return your proxy card in the enclosed postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.

                            WESTBANK CORPORATION
                              225 Park Avenue
                West Springfield, Massachusetts  01089-3310

               NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                   To be held Wednesday, April 16, 1997

                                                             March 17, 1997

To the Shareholders of Westbank Corporation:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of Westbank Corporation (the "Corporation") will be held at 9:00 A.M., on Wednesday, April 16, 1997 at the Carriage House at Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, 01089, for the following purposes, all as set forth in the Proxy Statement accompanying this notice:

    1.  To fix the number of Directors of the Corporation at ten.
    2. Election of the individuals listed as nominees in the Proxy Statement accompanying this notice of meeting.
    3. Ratification of the appointment of the firm of Deloitte & Touche LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 1997.
    4. To act upon such other matters as may properly be brought before the meeting or any adjournment thereof.

     The record date and hour for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at 5:00
P.M., March 3, 1997.

                                   By order of the Board of Directors


                                           Robert J. Perlak
                                                Clerk

West Springfield, Massachusetts
March 17, 1997

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN
THE ENVELOPE ENCLOSED FOR THAT PURPOSE.   YOU MAY NEVERTHELESS
VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                              PROXY STATEMENT


Approximate date of mailing
March 17, 1997

                           WESTBANK CORPORATION
                              225 Park Avenue
                West Springfield, Massachusetts 01089-3310
                              (413) 747-1400

               NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                         To be held April 16, 1997


                               INTRODUCTION

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of Westbank Corporation (the "Corporation") to be used at the 1997 Annual Meeting of Shareholders of the Corporation to be held at the Carriage House at Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts 01089 on Wednesday, April 16, 1997 at 9:00 A.M. and at any adjournments thereof.

The close of business on March 3, 1997, has been fixed as the record date for determination of shareholders of the Corporation entitled to notice of and to vote at the 1997 Annual Meeting of Shareholders. The only class of issued and outstanding voting securities of the Corporation is the $2.00 par value Common Stock (the "Common Stock"). As of the record date the number of shares of Common Stock outstanding and entitled to vote at the 1997 Annual Meeting of Shareholders is 3,445,109. Each share of Common Stock is entitled to one vote.

The affirmative vote of a majority of the shares of Common Stock of the Corporation represented at the 1997 Annual Meeting is required to fix the number of Directors and to appoint the auditor of the Corporation. The affirmative vote of the plurality of the votes cast by shareholders is required to elect Directors.

Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person as a shareholder giving a proxy has the power to revoke it any time before it is exercised by delivering notice of revocation, or a duly executed proxy bearing a later date, to the Treasurer of the Corporation.

                           ELECTION OF DIRECTORS

The By-Laws of the Corporation provide in substance that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the term of office of one class shall expire and a successor class shall be elected at each annual meeting of shareholders. The By-Laws of the Corporation also provide that the shareholders fix the exact number of Directors at the annual meeting of shareholders. The Corporation's Board of Directors presently consists of twelve members. Directors Fitzgerald and Mawdsley have informed the Corporation of their intent to retire as Directors of the Corporation and have tendered their resignations as Directors effective April 4, 1997.

It is proposed by the Board of Directors that at the 1997 Annual Meeting the number of Directors who shall constitute the full Board of Directors until the next annual meeting be fixed at ten. In accordance with the By-Laws of the Corporation three nominees shall be elected to serve a three-year term until the 2000 Annual Meeting of Shareholders and that one nominee be elected to serve a one-year term until the 1998 Annual Meeting of Shareholders and for such further time as may be required for the election and qualification of their successors. The one nominee proposed to be elected to a one-year term will fill the class of Directors who serve until the 1998 Annual Meeting for the purpose of making all classes as nearly equal in number as required by the By-Laws. Unless returned proxies properly indicate that authority to vote for any of the nominees named herein is withheld, all proxies received by the Corporation in time for the 1997 Annual Meeting of Shareholders will be voted to fix the number of Directors at ten and, in the event the number of Directors is so fixed, in favor of the election of the nominees listed below. In the event any of the nominees named herein becomes unable or unwilling to accept nomination for election, the persons identified as proxies in the accompanying form of proxy and authorized to vote in the election will vote the shares represented by executed proxies in favor of the nomination and election of such substitute nominees as the Board of Directors of the Corporation may select.

The following tables name the individuals nominated for Director, and those Directors of the Corporation who will continue to serve after the meeting, and indicate their age, the period of time they have served as Director of the Corporation or its predecessor, their position with the Corporation, and their principal occupation or employment. No nominee or Director holds a directorship in any corporation, other than the Corporation, with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any corporation registered as an investment corporation under the Investment Company Act of 1940.

The following individuals are nominees for election as a Director of the Corporation at this 1997 Annual Meeting to serve for a three-year term until the 2000 Annual Meeting of Shareholders:

                                          Has Served
       Nominee and                        On Board of
     Current Occupation                 Directors of the
       or Employment;                    Corporation or     Corporate
     Business Experience                Its Predecessor      Offices
     During Past 5 Years           Age       Since             Held

Leroy F. Jarrett                    69       1961          Director
  President and Treasurer,
  New England Church Interiors

Ernest N. Laflamme, Jr.             65       1987          Director,
  Treasurer, City of Chicopee;                             Vice Chairman
  President, Laflamme Oil                                  of the Board

Alfred C. Whitaker                  70       1961          Director,
  Sales Consultant, Burke-Whitaker                         Chairman of the
  Pontiac Cadillac                                         Board and
                                                           Assistant Clerk

The following individual is nominated for election as a Director of the Corporation at this 1997 Annual Meeting of Shareholders for a one-year term until the 1998 Annual Meeting of Shareholders.

                                          Has Served
       Nominee and                        On Board of
     Current Occupation                 Directors of the
       or Employment;                    Corporation or     Corporate
     Business Experience                Its Predecessor     Offices
     During Past 5 Years           Age       Since          Held

Paul J. McKenna                     70        1961          Director
  Orthodontist

The following Directors will continue to serve after the meeting:

                                           Has Served
       Nominee and                        On Board of
     Current Occupation                 Directors of the
       or Employment;                    Corporation or   Corporate    Term
     Business Experience                Its Predecessor    Offices    Expires
     During Past 5 Years           Age       Since           Held       In

Roland O. Archambault               64        1989        Director     1998
  Owner - Park Supply Co.

Mark A. Beauregard                  45        1986        Director     1999
  Attorney - Resnic, Beauregard,
  Waite and Driscoll

                                           Has Served
       Nominee and                         On Board of
     Current Occupation                  Directors of the
       or Employment;                     Corporation or  Corporate    Term
     Business Experience                 Its Predecessor   Offices    Expires
     During Past 5 Years           Age        Since          Held       In

David R. Chamberland                58        1989        Director     1999
  President, Chicopee Building
  Supply, Inc.

Donald R. Chase                     50        1990        Director,    1998
  President and Chief Executive Officer,                  President and
  Westbank Corporation; President and                     Chief Executive
  Chief Executive Officer; Park West                      Officer
  Bank and Trust Company

Robert J. Perlak                    61        1987        Director     1999
  Private Investor - Formerly                             and Clerk
  Assistant Chief Probation Officer
  of Hampden County

James E. Tremble                    58        1986        Director     1999
  President,
  Valley Cinema, Inc.

The total number of special and regular meetings of the Board of Directors of the Corporation during the fiscal year ended December 31, 1996 was 15. Each Director attended at least 75% of all Board of Directors meetings held in 1996 during the period for which each was a Director. In addition to serving as Directors of the Corporation, board members also serve as the Board of Directors of the Corporation's wholly owned subsidiary, Park West Bank and Trust Company ("Park West"). During 1996, the Board of Directors of Park West met 27 times. All Directors attended at least 75% of all board meetings of Park West during the period for which each was a Director.

Committees

The Board of Directors each year appoints Directors to serve on standing committees of the Board of Directors, including the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. The members of the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee of the Corporation also make up these same committees for Park West. All Directors attended at least 75% of the meetings of committees of which they were a member during the period each was a Director.

Executive Committee

The members of the Executive Committee of the Corporation and Park West in 1996 were Messrs. Mawdsley, Chase, Fitzgerald, Jarrett,
Whitaker and Laflamme.  The Executive Committee met 27 times during
1996.

Compensation Committee

The members of the Compensation Committee in 1996 were Messrs.
Mawdsley, Fitzgerald, Jarrett, Whitaker and Laflamme.  The
Compensation Committee met 5 times in 1996.

Nominating Committee

The members of the Nominating Committee in 1996 were Messrs. Chase, Fitzgerald, Laflamme, Chamberland and Whitaker. The Committee nominates Directors for election by shareholders at the annual meeting, reports to the Board of Directors on or before December 31 of each year its nominations and submits its nominees for Directors for publication in the Notice of Annual Meeting of Shareholders and Proxy Statement. The Committee met 2 times during 1996. The Nominating Committee will consider nominees recommended by the Corporation's shareholders prior to December 1 of each year.

Audit Committee

The members of the Audit Committee of Park West in 1996 were Messrs. Perlak, Archambault, Jarrett, Mawdsley and McKenna. The Committee makes recommendations concerning the selection of an independent auditor for the Corporation, and reviews the reports of the independent auditor and that of the internal auditor. The Audit Committee of Park West met 4 times during 1996.

Executive Officers

In addition to the President of the Corporation who is a Director and is listed in the tables above, the other Executive Officers of the Corporation are as follows: Gary L. Briggs, age 46, is Executive Vice President - Lending of Park West; John M. Lilly, age 48, is Treasurer and Chief Financial Officer of the Corporation and is also Executive Vice President and Treasurer of Park West; and Robert A. Gibowicz, age 53, is Senior Trust Officer of Park West.


                       BENEFICIAL OWNERSHIP OF STOCK

The following table sets forth certain information as of the record date with respect to all individuals known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock of the Corporation:

                                       Number of          Percent of
          Name and Address        Shares Beneficially    Outstanding
                 of Owner                Owned(1)          Shares

          Richard S. Sullivan
          Carol B. Sullivan              286,226            8.3%
          96 Prynwood Road
          Longmeadow, MA  01106

          Donald R. Chase
          Diana L. Chase                 198,379(2)         5.6%
          39 Timber Ridge Road
          West Springfield, MA  01089


(1) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting, of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days.

(2) Included in the shares beneficially owned by Mr. Chase are 138,000 unexercised stock options.

The following table and related notes set forth information as of the record date regarding the Corporation's Common Stock beneficially owned by each Director and nominee and by Directors, nominees and Officers of the Corporation and Park West:

                                                Number of          Percent of
                  Name of Individual       Shares Beneficially    Outstanding
                  or Persons in Group         Owned(1)(2)(3)        Shares

                  Roland O. Archambault          19,698              .5%

                  Mark A. Beauregard             13,100              .4

                  David R. Chamberland           10,273              .3

                  Donald R. Chase               198,379(5)          5.6

                  John E. Fitzgerald             63,865             1.9

                  Leroy F. Jarrett               76,711(4)          2.2

                  Ernest N. Laflamme, Jr.        41,003(4)          1.2

                  Russell Mawdsley               51,715             1.5

                  Paul J. McKenna                59,537(4)          1.7

                  Robert J. Perlak               47,157             1.4

                  James E. Tremble                9,127              .3

                  Alfred C. Whitaker             35,000(4)          1.0

                  All Directors, nominees and
                  Executive Officers as a group
                  (15 persons, including those
                  named above)(3)(5)            872,102            25.3



(1) Based upon information provided to the Corporation by the indicated persons.

(2) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting, of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days.

(3) The information in the table includes all shares under stock options which were exercisable on the record date or 60 days thereafter. As of that date, Mr. Chase owned exercisable options to purchase 138,000 shares, and all Directors and Executive Officers as a group owned exercisable options to purchase 394,200 shares.

(4) Indicates a nominee for election as a Director of the Corporation at the 1997 Annual Meeting of Shareholders.

(5) For the purposes of the above table, the term "Executive
    Officer" means any individual elected as an Executive Officer of the Corporation or Park West or by their respective Boards of Directors.

                     EXECUTIVE MANAGEMENT COMPENSATION

Compensation decisions for executive officers of the Corporation are made by the Compensation Committee, and approved by the full Board of Directors. Mr. Chase, who is a member of the Board of Directors, as well as an executive officer of the Corporation, neither participated in nor voted upon his compensation package.

Report of the Compensation Committee on Executive Management
Compensation

Set forth below is the report of the Compensation Committee of the Corporation regarding executive management compensation, as required by applicable rules of the Securities and Exchange Commission.

The executive compensation program of the Corporation consists of three primary components: base salary, cash incentive compensation, and stock options, all which are administered by the Compensation
Committee.

Decisions by the Compensation Committee relating to the compensation of the Corporation's executive officers are approved by the full Board of Directors, except as otherwise set forth herein. In determining the proper amount of compensation for each executive officer, the Compensation Committee considers various factors, including, inter alia:

     the performance of the Corporation;

     the individual's performance as an executive officer of the Corporation;

     the amount of compensation paid to similarly situated executive officers in similar sized corporations; and

     the length of service with the Corporation.

In early 1994, the Compensation Committee engaged Arthur Andersen & Co. to assist in establishing salary levels and an incentive compensation plan for the Corporation's senior executives. The compensation process recommended by Arthur Andersen & Co. was adopted by the Compensation Committee and is used as a guide in determining executive officer compensation.

During 1995, the Corporation engaged the firm of Deloitte & Touche LLP to review the Bank's retirement plan for executive officers. As a result of this review the Compensation Committee adopted the Westbank Supplemental Executive Retirement Plan, (the "Supplemental Plan"). The purpose of the Supplemental Plan is to provide executives with retirement benefits that are comparable to those provided to its other employees.

During 1996, Chief Executive Officer, Donald R. Chase received a salary increase of $9,909, an increase of seven percent (7%) of his base salary. The increase was recommended by the Compensation Committee following its evaluation of Mr. Chase's performance as Chief Executive Officer, and the overall performance of the Corporation for 1995. In addition, as a result of the incentive compensation plan Mr. Chase received a cash bonus of $49,546. In addition, the Corporation contributed $6,496 to the Supplemental Plan for the benefit of Mr. Chase. Finally, in recognition of Mr. Chase's service to the Corporation, and the Corporation's 1995 performance, the Compensation Committee also recommended, and the Board of Directors granted, 50,000 stock options (at $8.125 per share) to Mr. Chase pursuant to the terms of the 1996 Stock Incentive Plan. During 1996, a total of 122,500 stock options (at $8.125 per share) were granted to participants in the 1996 Stock Incentive Plan.

The other executive officers named in the Summary Compensation
Table, Messrs. Briggs and Lilly were also granted a salary increase of seven percent (7%) during 1996 based on the Corporation's and their individual performance.

The Compensation Committee believes that the 1996 compensation of executive officers is reasonable given the Corporation's performance and utilizing the criteria listed above.

Respectfully submitted by:

Russell Mawdsley       John E. Fitzgerald      Ernest N. Laflamme, Jr.
  Chairman             Leroy F. Jarrett        Alfred C. Whitaker
                                                   The Compensation Committee
Compensation Information

The following table sets forth the cash compensation paid to, as well as long-term compensation paid for each of the last three fiscal years, to all executive officers of the Corporation who received over $100,000.00 in cash compensation during 1996:



SUMMARY COMPENSATION TABLE

                                     Annual Compensation                       Long Term Compensation
                                                                     Award                              Payouts
                                                       Other
                                                       Annual        Restricted                         All Other
Name and                                               Compen-       Stock          Options/  LTIP      Compen-
Principal Position        Year  Salary($)    Bonus($)  sation ($)    Award(s)($)    SARs(#)   Payouts   sation($)
Donald R. Chase,          1996  $151,470     $49,546   N/A           N/A            50,000    N/A       $22,057*
President and             1995  $141,561     $46,305   N/A           N/A            N/A       N/A       $15,595
Chief Executive Officer   1994  $132,300     $ 9,700   N/A           N/A            88,000    N/A       $17,714

Gary L. Briggs,           1996  $100,980     $33,031   N/A           N/A            25,000    N/A       $13,535
Executive Vice President- 1995  $ 94,374     $30,870   N/A           N/A            N/A       N/A       $12,199
Lending                   1994  $ 88,200      N/A      N/A           N/A            36,000    N/A       $ 8,560

John M. Lilly,            1996  $100,980     $33,031   N/A           N/A            25,000    N/A       $13,535
Treasurer and             1995  $ 94,374     $30,870   N/A           N/A            N/A       N/A       $12,199
Chief Financial Officer   1994  $ 88,200      N/A      N/A           N/A            36,000    N/A       $ 8,560


* Mr. Chase's other compensation during 1996 consisted of a $15,561 contribution to the Money Purchase Pension Plan and a $6,496 contribution to the Corporation's Supplemental Executive
     Retirement Plan. Mr. Chase's other compensation during 1995 and 1994 consisted soley of the contribution to the Money
     Purchase Pension Plan.

     Messrs. Brigg's and Lilly's other compensation during 1996, 1995 and 1994 consisted soley of a contribution to the Money
     Purchase Pension Plan.


1985 Incentive Stock Option Plan for Key Employees

In February, 1985, the Board of Directors of the Corporation unanimously adopted the 1985 Incentive Stock Option Plan for Key Employees (the "1985 Stock Plan"), which was approved by the shareholders at the Annual Meeting in April, 1985. The 1985 Stock Plan was amended by shareholders at the Corporation's 1994 Annual Meeting, which amendment increased the number of shares of Common Stock reserved thereunder by 200,000 shares.

The 1985 Stock Plan is administered by the Board of Directors. The Board of Directors was authorized to grant stock options to the professional and supervisory employees of the Corporation and its subsidiaries at any time until February 19, 1995.

All options were granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than 10 years after the date of the grant. Options are exercisable in such installments as may be determined by the Board of Directors. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred other than by will or the laws of descent or distribution.

As of February 19, 1995, the 1985 Stock Option Plan expired. No options were granted or available for granting during 1996.

A total of 30,584 options were exercised in 1996. No options were terminated during 1996 and a total of 206,079 options remain unexercised as of the record date.

1996 Stock Incentive Plan

On February 21, 1996, the Board of Directors unanimously adopted the Westbank Corporation 1996 Stock Incentive Plan, (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April 1996.

The 1996 Plan is administered by the Compensation Committee (the
"Committee"). The Committee is authorized to grant Employee Awards under the 1996 Plan to any employee. In practice, Employee Awards are made to a group of management employees.

All options were granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than 10 years after the date of the grant. Options are exercisable in such installments as may be determined by the Committee. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred other than by will or the laws of descent or distribution.

The Board of Directors may, at any time, terminate and, from time to time, may amend or modify the 1996 Plan, without approval of Westbank shareholders to the extent that such shareholder approval is not required by applicable law or regulation. There is no set termination date for the 1996 Plan.

A total of 122,500 incentive stock options were granted during 1996 at an exercise price of $8.125 per share. No options granted during 1996 were exercised.

The charts below disclose information regarding options granted pursuant to the 1996 Plan as the same apply to the executive officers named in the Summary Compensation Table:

    OPTIONS/STOCK APPRECIATION RIGHTS (SAR) GRANTS IN LAST FISCAL YEAR
                             Individual Grants


                                       Percent of
                                       Total                                 Potential realizable
                                       Options/                              value at assumed
                                       SARs                                  annual rates of
                                       Granted to                            stock price
                            Options/   Employees  Exercise or                appreciation for
                            SARs       In Fiscal  Base Price    Expiration   option term
  Name                      Granted #  Year       ($/Sh)        Date         5%         10%
Donald R. Chase,            50,000     41%        $8.125        07/03/08     $13.23     $23.18
  President and
  Chief Executive Officer

Gary L. Briggs,             25,000     20%        $8.125        07/03/08     $13.23     $23.18
  Executive Vice President
  Lending

John M. Lilly,              25,000     20%        $8.125        07/03/08     $13.23     $23.18
  Treasurer and
  Chief Financial Officer

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                                                                               Value of
                                                             Number of         Unexercised
                                                             Unexercised       In-The-Money
                                                             Options/SARs      Options/SARs
                            Shares                           at FY-End (#)     at FY-End($)
                            Acquired on    Value Realized    Exercisable       Exercisable
  Name                      Exercise (#)        ($)          Unexercisable     Unexercisable(1)
Donald R. Chase,            None                N/A          181,058           $677,982
  President and
  Chief Executive Officer

Gary L. Briggs,             None                N/A           79,485           $287,762
  Executive Vice President
  Lending

John M. Lilly,              None                N/A           70,500           $221,875
  Treasurer and
  Chief Financial Officer

(1) Based on the difference between the closing price of the Common Stock on Decembr 31, 1996, which was $9.50, and the option exercise price for each underlying grant.

Long Term Incentive Plans and Retirement Plans

The Corporation does not maintain any "Long Term Incentive Plans" for its Executive Officers.

The Corporation has no pension, profit-sharing or similar plans for its Executive Officers or employees. As set forth below, however, the Executive Officers and employees are eligible to participate in the Park West Money Purchase Pension Plan.

PARK WEST. Park West maintains a Money Purchase Pension Plan (the "Plan") available to employees of the Corporation and Park West. Full-time employees become eligible to participate in the Plan when they have both (i) reached the age of 20-1/2 and (ii) completed six months of service (as defined in the Plan).

Contributions to the Plan may be made by both Park West and a participant. Park West's contributions will be made to the Plan whether or not a participant chooses to contribute. The annual contribution by Park West to each participant's account for 1996 equals 7% of a participant's annual compensation plus 5.7% of a participant's annual compensation in excess of the participant's Social Security Taxable Wage Base. During 1996, Park West contributed $15,561 for the account of Donald R. Chase and $13,535 for the accounts of Messrs. Briggs and Lilly. The contribution to the accounts of Messrs. Chase, Briggs and Lilly are included in the "All Other Compensation" column of the Summary Compensation Table.

During 1996, Park West contributed in the aggregate $47,011 for the accounts of all Executive Officers of Park West to the Money
Purchase Pension Plan.

Director Compensation

During 1996, Directors of the Corporation who are not salaried employees received Directors' fees of $10,000. The Chairman of the Board of Directors received annual remuneration of $15,000, while the Clerk of the Corporation received an annual fee of $12,500. Directors who are also salaried employees receive no additional compensation for their services as Directors of the Corporation.

1995 Directors Stock Option Plan

In February 1995, the Board of Directors of the Corporation unanimously adopted the 1995 Directors Stock Option Plan (the "1995 Plan"), which was approved by the shareholders at the Annual Meeting in April 1995.

The 1995 Plan is administered by the non-employee directors. The purpose of the 1995 Plan is to enhance the Corporation's ability to attract and retain highly qualified individuals to serve as members of the Corporation's Board of Directors and to provide additional incentives to non-employee directors to promote the success of the Corporation.

Under the 1995 Plan eligible directors were granted options to purchase 1,000 shares at an exercise price of $7.125 per share during 1996. On each anniversary of the effective date of the 1995 Plan each eligible director shall be granted an option to purchase 1,000 shares of the Corporation's Common Stock. A total of 11,000 options were granted during 1996 at an option price of $7.125 per share and a total of 11,000 options were granted during 1997 at an exercise price of $9.375. A total of 70,000 shares remain available for future grants under the 1995 Plan.

Each stock option terminates not more than 10 years after the date of the grant. Payment of stock purchased on the exercise of an option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred other than by will or the laws of decent or distribution. No stock options were exercised during 1996.

1996 Stock Incentive Plan

On February 21, 1996, the Board of Directors adopted the Westbank
Corporation 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by the shareholders at the Annual meeting in April 1996.

The 1996 Plan authorizes the automatic grant of nonqualified stock options ("Director Stock Options") to non- employee Directors ("Eligible Directors") upon the terms and conditions set forth in the 1996 Plan. The 1996 Plan is intended to provide incentives and rewards for Employees and Eligible Directors (i) to support the execution of Westbank's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of Employees and Eligible Directors with those of Westbank's shareholders.

Under the 1996 Plan Eligible Directors were granted options to purchase 1,000 shares at an exercise price of $8.00 per share during 1996. At the 1997 Annual Meeting and each year thereafter until the meeting in 2001, each Eligible Director, who was an Eligible Director immediately preceding such Annual Meeting and who has been elected as a Director at such Annual Meeting shall automatically be granted Director Stock Options for 1,000 shares of Westbank Common Stock if, but only if, the return on common equity of Westbank as set forth in Westbank's annual report to shareholders for the immediately preceding fiscal year is equal to or greater than 12%.

Based on the Corporation's 1996 financial results, each Eligible
Director is entitled to a grant of 1,000 shares of Westbank Common Stock for 1997 at an exercise price that is equal to the fair market value of the stock on the date of the grant.

No Director Stock Option may be exercisable later than twenty years and one day from the date of its grant. However, if an Eligible Director ceases to be an Eligible Director for any reason, all Director Stock Options which are otherwise exercisable shall terminate on the earlier of three years after such cessation date or the expiration date, whichever first occurs. No Director Stock Options were exercised during 1996.

Employment and Termination Agreements

Donald R. Chase has entered into a Termination Agreement with Park West regarding termination of employment subsequent to a "change in control" of Park West, as defined in the Termination Agreement. Following the occurrence of a change in control, if Mr. Chase's employment is terminated (except because of retirement, death, disability, or for "cause" as defined in the Termination Agreement) or is voluntarily terminated by Mr. Chase for "good reason" as defined in the Termination Agreement, then Mr. Chase shall be entitled to a lump sum payment approximately equal to three times his average annual compensation for the previous five years.

Performance Comparison Graph

Set forth below is a graph illustrating the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on December 31, 1991 in each of the following:

(a) The Standard & Poor's 500 Index

(b) A hypothetical fund with investments in the stock of peer corporations (the "Peer Group")

(c) Westbank Corporation

The Peer Group consists of New England community banks, traded on NASDAQ National Stock Market, with assets totaling less than $500 million, not located in the metropolitan areas of New York or Boston. The members of the Peer Group are:

BNH Bancshares, Inc.                  New England Community Bancorp
Bank of Southington                   New Milford Bank & Trust
Granite State Bankshares, Inc.        Village Bancorp, Inc.


YEAR        WESTBANK       PEER       S & P 500
1991        100            100        100
1992        146             95        104
1993        273            137        112
1994        301            142        110
1995        387            210        146
1996        552            308        173

Miscellaneous

During 1996, certain of the Corporation's Executive Officers, Directors and nominees for Director, beneficial owners of more than 5% of the outstanding common stock of the Corporation and members of their immediate family and associates have had, and expect to have in the future, transactions in the ordinary course of business with Park West, including borrowings, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and not involving more than normal risk of collectibility or presenting other unfavorable features.

                       EMPLOYEE STOCK OWNERSHIP PLAN

On January 1, 1989, the Corporation's Employee Stock Ownership Plan (the "ESOP") became effective. The ESOP is administered and otherwise governed by the provisions of the ESOP and a related Trust Agreement. Pursuant to the terms of the ESOP, the Trustee may invest the ESOP's Trust Assets in, among other investments, shares of the Common Stock of the Corporation. As of the record date, no shares of the Common Stock of the Corporation were owned by the ESOP Trust.

                       DIVIDEND REINVESTMENT PLAN

In 1989, the Corporation implemented a Dividend Reinvestment and Common Stock Purchase Plan, (the "Dividend Reinvestment Plan") which was amended during 1995 and the amendment was approved by the shareholders at the 1995 Annual Meeting. Pursuant to the amended Dividend Reinvestment Plan, shareholders of the Corporation's Common Stock may invest all or a portion of that shareholder's quarterly cash dividend, plus up to $10,000 per calendar quarter, in additional shares of the Corporation's Common Stock. During 1996, 94,615 shares of the Corporation's Common Stock were purchased through the Dividend Reinvestment and Common Stock Purchase Plan.

                          SHAREHOLDER RIGHTS PLAN

In 1989, the Corporation adopted a Shareholders Rights Plan, which plan is intended to protect the interests of Shareholders in the event the Corporation is confronted with a hostile takeover.

The Shareholder Rights Plan does not prevent an acquisition of the Corporation on terms that are in the best interests of the Shareholders. Under the terms of the Shareholder Rights Plan, the Corporation has declared a dividend distribution of one Common Stock Purchase Right for each outstanding share of Common Stock of the Corporation to Shareholders of record as of January 2, 1990. A Common Stock Purchase Right entitles a registered Shareholder to purchase one share of Common Stock at an exercise price of $36 per share, subject to adjustment. The Common Stock Purchase Right may be exercised only upon the occurrence of certain events, including an attempted hostile takeover, as described in the Shareholder Rights Agreement. As of the record date, no Common Stock Purchase Rights have been or are exercisable.

                     RATIFICATION OF THE SELECTION OF
                       CERTIFIED PUBLIC ACCOUNTANTS

Deloitte & Touche LLP ("Deloitte"), certified public accountants, have served as auditors for the Corporation and as auditors for Park West since 1994, and subject to ratification by the shareholders, that firm has been chosen by the Board of Directors to act as the Corporation's auditor for 1997. During 1996, Deloitte provided audit services in connection with the examination of the financial statements of the Corporation and Park West and other accounting matters. Neither Deloitte nor any of its partners has any direct or indirect financial interest in, or connection (other than as independent auditor) with, the Corporation or Park West.

A representative of Deloitte & Touche LLP is expected to be present at the Corporation's 1997 Annual Meeting of Shareholders. He/she will have the opportunity to make a statement if he/she desires to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Corporation's auditor, and unless otherwise directed, proxies will be voted in favor of this selection.

                              OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any business to be presented at the 1997 Annual Meeting other than matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, or any adjournment thereof, the enclosed Proxy will be voted on such matters in accordance with the recommendations of the Corporation's Board of Directors.

                   AGREEMENT WITH REGULATORY AUTHORITIES

Between December 22, 1994 and December 12, 1996, Park West has been operating under a Memorandum of Understanding (the "Memorandum") with the Federal Deposit Insurance Corporation (the "FDIC") and the Commissioner of Banks for the Commonwealth of Massachusetts (the "Commissioner"). On December 12, 1996 the Memorandum was released.

                               MISCELLANEOUS

The expense of this solicitation on behalf of the Board of Directors will be paid by the Corporation. To the extent necessary in order to assure sufficient representation of shareholders at the meeting, officers and employees of the Corporation or Park West may personally, by telephone or by other means, contact shareholders to request the return of proxies. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy material to beneficial owners in order to solicit authorizations for the execution of proxies. The Corporation may, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material.

                           SHAREHOLDER PROPOSALS

Holders of the Common Stock of the Corporation who wish to submit proposals to be considered at the next Annual Meeting of Shareholders of the Corporation, which meeting is scheduled to be held on April 15, 1998, must submit such proposals to the Corporation on or before November 21, 1997.

                               ANNUAL REPORT

A copy of the Corporation's Annual Report for 1996 including financial statements is enclosed. The Annual Report is not to be regarded as proxy soliciting material.

                                      By order of the Board of Directors


                                                Robert J. Perlak
                                                     Clerk

Dated:  March 17, 1997
                                  NOTICE

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF THE CORPORATION UPON WRITTEN REQUEST ADDRESSED TO JOHN M. LILLY, TREASURER, 225 PARK AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01089-3310.

PROXY CARD

WESTBANK CORPORATION
PROXY FOR 1997 ANNUAL SHAREHOLDERS MEETING -- APRIL 16, 1997

I, the undersigned holder of common stock of Westbank Corporation, hereby appoint Lloyd S. Hall and Joseph L. Rolak, or either of them, with the power of substitution, proxies of the undersigned to vote the shares of the undersigned at the 1997 Annual Meeting of Shareholders of Westbank Corporation to be held at 9:00 a.m., April 16, 1997 at the Carriage House at Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, and at any adjournment thereof, with all the powers the undersigned would possess if personally present. Said proxies are specfically authorized to vote as indicated below.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED BELOW UNLESS AUTHORITY IS WITHHELD OR OTHERWISE INDICATED. ALL PROXIES
EXECUTED CORRECTLY WILL BE VOTED AS DIRECTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. FIXING THE NUMBER OF DIRECTORS. To fix the number of Directors of the Corporation at ten (10).


                                FOR        AGAINST        ABSTAIN

2. ELECTION OF DIRECTORS. To elect the following Directors of the Corporation for a three-year term until the 2000 Annual Meeting of Shareholders.


Leroy F. Jarrett                FOR        AGAINST        ABSTAIN


Ernest N. Laflamme, Jr.         FOR        AGAINST        ABSTAIN


Alfred C. Whitaker              FOR        AGAINST        ABSTAIN


3. SELECTION OF CERTIFIED PUBLIC ACCOUNTANTS. To ratify the appointment, by the Board of Directors, of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 1997.


4. OTHER BUSINESS. In their discretion, to act upon the transaction of such other business as may properly come before the meeting and any adjournment thereof.

                                               Date:



                                                    (Signature of Shareholder)



                                                    (Signature of Shareholder)

                                               When signing as Attorney,
                                               Executor, Administrator, Trustee
                                               or Guardian, please give full
                                               title.  If more than one
                                               Trustee, all should sign.  All
                                               joint owners must sign.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS